Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
April 30, 2000



Expected B Maturity 7/15/2003


Blended Coupon 5.8811%


Excess Protection Level
3 Month Average   6.01%
April, 2000   5.61%
March, 2000   6.11%
February, 2000   6.31%


Cash Yield18.08%


Investor Charge Offs 4.70%


Base Rate 7.77%


Over 30 Day Delinquency 4.72%


Seller's Interest10.74%


Total Payment Rate13.82%


Total Principal Balance$52,271,464,953.72


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$5,612,664,435.23